                                                                     (conformed)




                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                FORM 8-K/A NO. 3


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 21, 2001


                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)




         Delaware                     0-13667               22-2677298
(State or other jurisdiction       (Commission             (IRS Employer
    of incorporation)               File Number)         Identification No.)


     1386 Beulah Road, Building 801, Pittsburgh, PA            15235
      (Address of Principal Executive Offices)               (Zip Code)


       Registrant's Telephone Number, including area code: (412) 243-3200

ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

Effective May 31, 2001, PDG Environmental, Inc. and subsidiaries (the "Corporation") entered into an agreement (the "Agreement") with Tri-State Restorations, Inc. ("Tri-State") and Timothy Vitta and Thomas Stevens (collectively "the Principals") for the purchase of selected assets and assumption of contracts of Tri-State. Tri-State owned and operated a business which conducted environmental remediation, demolition and asbestos abatement.

As consideration for the purchase, the Corporation paid Tri-State $541,000 in cash, $150,000 in the form of a subordinated note at 6 1/2% interest due May 31, 2002 and 300,000 shares of the Corporation's common stock and entered into a three-year employment agreement with the Principals that provides for additional compensation in addition to an annual salary. Additional compensation consists of 60% of the annual operating income generated by the Tri-State operation in excess of $150,000 for the period June 1, 2001 through May 31, 2003 and 60% of the annual operating income generated by the Tri-State operation in excess of $200,000 for the period June 1, 2003 through May 31, 2004. The additional compensation is payable annually to the Principals on August 31 of each year.

Additionally, the majority owner of Tri-State received options for 450,000 shares of the Company's common stock at an exercise price of $0.50 per share. The options vest at a rate of 150,000 per year beginning June 15, 2002 and each of the two successive years. No vesting will occur in a year that the earnings quota is not reached for the former Tri-State operation, except that if 50% of the earnings quota is reached, 50% of the options will vest for that year and pro rata from 50% to 100%. Any options not earned and awarded for the achievement of the aforementioned earnings quota will vest on June 14, 2010. The options expire on June 14, 2011.

Tri-State's revenues for the years ended December 31, 2000 and 1999 were $11,665,000 and $9,588,000, respectively.


ITEM 7 - FINANCIAL STATEMENTS & EXHIBITS

          (a)    Financial Statements of Business Acquired

          (b)    Pro Forma Financial Information:

           (c)   Exhibits

                 None

                      PRO FORMA CONSOLIDATED FINANCIAL DATA
                     OF PDG ENVIRONMENTAL, INC. ("PDG") AND
                   TRI-STATE RESTORATIONS, INC. ("TRI-STATE")


The unaudited pro forma condensed combined financial data as of April 30, 2001 and for the three months ended April 30, 2001 and the twelve months ended January 31, 2001 give effect to the acquisition by PDG of certain assets of Tri-State ("the Acquisition"), accounted for under the "purchase" accounting method. The unaudited pro forma condensed combined financial data is based upon the historical consolidated financial statements of PDG Environmental, Inc. ("PDG") and Tri-State Restorations, Inc. ("Tri-State") under the assumptions and adjustments set forth in the notes to such proforma financial data.

The unaudited pro forma condensed combined balance sheet data assumes that the Acquisition was consummated on April 30, 2001; the unaudited pro forma condensed combined statement of operations for the three months ended April 30, 2001 assumes that the Acquisition was consummated on February 1, 2001; and the unaudited pro forma condensed combined statement of operations for the fiscal year ended January 31, 2001 assumes that the Merger was consummated on February 1, 2000. The fiscal year of PDG ends on January 31 and the fiscal year of Tri-State ends on December 31. For purposes of presenting the unaudited pro forma condensed combined statement of operations data, the historical audited financial statements of Tri-State for the year ended December 31, 2000 were combined with the audited historical financial statements of PDG for the year ended January 31, 2001. The historical unaudited financial statements of PDG for the three months ended April 30, 2001 have been combined with the unaudited historical financial statements of Tri-State for the three months March 31, 2001.

For purposes of presenting the unaudited pro forma condensed combined balance sheet data, Tri-State assets and liabilities have been recorded at their estimated fair market values and the excess purchase price has been assigned to goodwill, which is being amortized over a 15-year period. The fair value of Tri-State assets and liabilities are based on preliminary estimates. Upon completion of a detailed review of assets and liabilities, including intangibles, certain adjustments may be required to finalize the purchase accounting adjustments. The unaudited pro forma condensed combined statement of operation data excludes any benefits that may result due to synergies that may be derived and the elimination of duplicative efforts in connection with the acquisition of Tri-State.

The unaudited pro forma condensed combined financial statement data may not be indicative of the results that actually would have occurred if the acquisition of Tri-State had been consummated on the dates indicated or which may be obtained in the future. The unaudited pro forma condensed combined financial statement data should be read in conjunction with the historical consolidated financial statements of PDG and Tri-State.


                                                  PDG ENVIRONMENTAL, INC. AND SUBSIDIARIES
                                              UNAUDITED PRO FORMA CONDENSED BALANCE SHEET DATA
                                                               APRIL 30, 2001


                                                          HISTORICAL                                       PRO FORMA
                                                          ----------                                       ---------
                                        PDG                TRI-STATE                                       COMBINED
                                      4/30/01               3/31/01              ADJUSTMENTS                4/30/01
                                      -------             ----------             -----------               --------
CASH                            $        40,000        $     373,000            $    (373,000)(A)(B)(G)  $      40,000
RECEIVABLES                           6,524,000            3,558,000               (3,558,000)(A)            6,524,000
UNDERBILLINGS ON CONTRACTS            2,459,000               85,000                  (85,000)(A)            2,459,000
OTHER CURRENT ASSETS                  1,121,000               55,000                  (55,000)(A)            1,121,000
                                ---------------        -------------            -------------            -------------


                                     10,144,000            4,071,000               (4,071,000)              10,144,000

NET FIXED ASSETS                      1,651,000              546,000                        0                2,197,000
OTHER ASSETS                            960,000                    -                  489,000 (C)(H)         1,449,000
                                ---------------        -------------            -------------            -------------
                                   $ 12,755,000        $   4,617,000            $  (3,582,000)           $  13,790,000
                                ===============        =============            =============            =============

PAYABLES                        $     1,751,000           $  471,000            $    (471,000)(A)        $   1,751,000
OVERBILLINGS ON CONTRACTS               795,000               94,000                  (94,000)(A)              795,000
CURRENT PORTION OF DEBT                 231,000              203,000                  103,000 (A)((F)(H)       537,000
ACCRUED LIABILITIES                   1,726,000              260,000                 (260,000)(A)            1,726,000
                                ---------------        -------------            -------------            -------------


                                      4,503,000            1,028,000                 (722,000)               4,809,000

OTHER LONG-TERM LIABILITIES             210,000                    0                        0                  210,000

LONG-TERM DEBT                        3,704,000                8,000                  532,000 (A)(F)(G)      4,244,000


PREFERRED STOCK                          14,000                    0                        0                   14,000
COMMON STOCK                            182,000              158,000                 (152,000)(C)(E)           188,000
PAID IN CAPITAL                       7,858,000                    0                  242,000 (C)(D)         8,100,000
DEFERRED COMPENSATION                         0                    0                  (59,000)(D)              (59,000)
 TREASURY STOCK                        (38,000)                    0                        -                  (38,000)
(DEFICIT) RETAINED EARNINGS         (3,678,000)            3,423,000               (3,423,000)(E)           (3,678,000)
                                ---------------        -------------            -------------            -------------

                                      4,338,000            3,581,000               (3,392,000)               4,527,000
                                ---------------        -------------            -------------            -------------
                                $    12,755,000        $   4,617,000            $  (3,582,000)           $  13,790,000
                                ===============        =============            =============            =============

(A)  REMOVE ASSETS AND LIABILITIES RETAINED BY SELLER.
(B)  REPRESENTS CASH PAYMENT TO SELLER ($541,000).
(C) REPRESENTS ISSUANCE OF 300,000 SHARES OF PDG STOCK (VALUE $189,000) WITH OFFSETTING GOODWILL.
(D) REPRESENTS ISSUANCE OF STOCK OPTION FOR 450,000 SHARES OF PDG STOCK (VALUE $59,000) WITH OFFSET TO PAID IN CAPITAL.
(E)  REPRESENTS THE ELIMINATION OF TRI-STATE'S HISTORIC EQUITY ACCOUNTS.
(F)  PDG ASSUMED $157,000 OF DEBT ON FIXED ASSETS PURCHASED FROM SELLER.
(G)  REPRESENTS BORROWING ON PDG'S LINE OF CREDIT TO FUND CASH PAYMENT TO
     SELLER ($541,000).
(H) REPRESENTS ISSUANCE OF $150,000 NOTE PAYABLE ON MAY 31, 2002 TO SELLER WITH OFFSETTING ENTRY TO CUSTOMER LIST.


                                                  PDG ENVIRONMENTAL, INC. AND SUBSIDIARIES
                                     UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA
                                                        YEAR ENDED JANUARY 31, 2001


                                                               HISTORICAL                                      PRO FORMA
                                                               ----------                                      ---------

                                            PDG                TRI-STATE                                       COMBINED
                                           1/31/01              12/31/00           ADJUSTMENTS                  1/31/01
                                         ------------         ------------         ------------               ------------

Contract revenue                         $ 34,584,000         $ 11,665,000        $           -               $ 46,249,000

Contract costs                             29,048,000            8,964,000                    -                 38,012,000
                                         ------------         ------------         ------------               ------------

Gross margin                                5,536,000            2,701,000                    -                  8,237,000

Selling, general & administrative           3,927,000            1,951,000              327,000(B)(E)            6,205,000

Depreciation & Amortization                 1,173,000               53,000               63,000(A)               1,289,000
                                         ------------         ------------         ------------               ------------

Income (loss) from operations                 436,000              697,000             (390,000)                   743,000

Other income (expenses):

Interest expense                             (257,000)             (39,000)                   -                   (296,000)
Interest and other income                      35,000                4,000                    -                     39,000
                                         ------------         ------------         ------------               ------------

                                             (222,000)             (35,000)                   -                   (257,000)
                                         ------------         ------------         ------------               ------------

Income (loss) before income
      taxes                                   214,000              662,000             (390,000)                   486,000

Income tax provision                          (41,000)              (7,000)             (34,000)(C))               (82,000)
                                         ------------         ------------         ------------               ------------

Net income (loss)                        $    173,000         $    655,000         $   (424,000)              $    404,000
                                         ============         ============         ============               ============
Net per common share,
   Basic and diluted                     $       0.02                                                         $       0.04
                                         ============                                                         ============

Weighted average shares and
 equilivants outstanding                    9,047,000                                   300,000(D)               9,347,000
                                         ============                              ============               ============

(A) REPRESENTS AMORTIZATION OF CUSTOMER LISTS OVER THREE YEARS ($50,000/YEAR) AND GOODWILL OVER FIFTEEN YEARS ($13,000/YEAR.)
(B) REPRESENTS PERFORMANCE BONUS EARNED BY TRI-STATE BASED UPON HISTORICAL DECEMBER 31, 2000 RESULTS ($307,000).
(C) REPRESENTS ADJUSTMENT TO PROVIDE STATE INCOME TAXES. PDG WILL UTILIZE IT FEDERAL NET OPERATING LOSS CARRYFORWARDS TO OFFSET FEDERAL INCOME TAX LIABILITIES.
(D) REFLECTS 300,000 SHARES OF PDG STOCK ISSUED TO PRINCIPALS OF TRI-STATE.
(E) REPRESENTS AMORTIZATION TO COMPENSATION EXPENSE OF ONE THIRD OF THE DEFERRED COMPENSATION ASSOCIATED WITH THE ISSUANCE OF 450,000 STOCK OPTIONS.


                                                  PDG ENVIRONMENTAL, INC. AND SUBSIDIARIES
                                     UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS DATA
                                                      THREE MONTHS ENDED APRIL 30, 2001


                                                             HISTORICAL                                     PRO FORMA
                                                             ----------                                     ---------
                                             PDG              TRI-STATE                                      COMBINED
                                           4/30/01             3/31/01           ADJUSTMENTS                 4/30/01
                                         -----------         -----------         -----------               -----------

Contract revenue                         $ 5,823,000         $ 1,628,000       $           -               $ 7,451,000

Contract costs                             5,349,000           1,331,000                   -                 6,680,000
                                         -----------         -----------         -----------               -----------

Gross margin                                 474,000             297,000                   -                   771,000

Selling, general & administrative          1,070,000             373,000               5,000(E)              1,448,000

Depreciation & Amortization                  322,000              17,000              16,000(A)(B)             355,000
                                         -----------         -----------         -----------               -----------

Income (loss) from operations               (918,000)            (93,000)            (21,000)               (1,032,000)

Other income (expenses):

Interest expense                             (85,000)             (6,000)                  -                   (91,000)

Interest and other income                      7,000             128,000                   -                   135,000
                                         -----------         -----------         -----------               -----------

                                             (78,000)            122,000                   -                    44,000
                                         -----------         -----------         -----------               -----------

Income (loss) before income
      taxes                                 (996,000)             29,000             (21,000)                 (988,000)

Income tax provision                               -             (18,000)             18,000 (C)                     -
                                         -----------         -----------         -----------               -----------

Net income (loss)                        $  (996,000)        $    11,000         $    (3,000)              $  (988,000)
                                         ===========         ===========         ===========               ===========

Net per common share,
   Basic and diluted                     $     (0.11)                                                           $(0.11)
                                         ===========                                                       ===========

Weighted average shares
outstanding                                8,899,000                                 300,000(D)               9,199,000
                                         ===========                                                       ===========


(A) REPRESENTS AMORTIZATION OF CUSTOMER LISTS OVER THREE YEARS ($50,000/YEAR) AND GOODWILL OVER FIFTEEN YEARS ($27,000/YEAR.)
(B) NO PERFORMANCE BONUS EARNED BY TRI-STATE BASED UPON RESULTS FOR THREE MONTHS ENDED MARCH 31, 2001.
(C) REPRESENTS ADJUSTMENT TO ELIMINATE TRI-STATE INCOME TAX PROVISION AS PRO FORMA RESULTS ARE A LOSS.
(D)  REFLECTS 300,000 SHARES OF PDG STOCK ISSUED TO PRINCIPALS OF TRI-STATE.
(E) REPRESENTS AMORTIZATION TO COMPENSATION EXPENSE OF ONE QUARTER OF ONE THIRD OF THE DEFERRED COMPENSATION ASSOCIATED WITH THE ISSUANCE OF 450,000 STOCK OPTIONS.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                      PDG ENVIRONMENTAL, INC.




                                      By   /s/John C. Regan
                                          ---------------------------
                                          John C. Regan
                                          Chairman and Chief Executive Officer







Date:  March 14, 2002




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